Exhibit 99.1

SUBSEQUENT TRANSFER AGREEMENT

     SUBSEQUENT TRANSFER AGREEMENT (the “Agreement”), dated as of June 30, 2005, by and among FBR SECURITIZATION, INC., a Delaware corporation, as depositor (the “Depositor”), NLC FINANCE II, LLC, a Delaware limited liability company, as seller (“NLC Finance II”) and FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company, as originator and seller (“First NLC,” and together with NLC Finance II, the “Sellers”), LITTON LOAN SERVICING LP, a Delaware limited partnership, as servicer (the “Servicer”), OCWEN FEDERAL BANK FSB, as interim servicer (the “Interim Servicer”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national association, as trustee (the “Trustee”), pursuant to the Pooling and Servicing Agreement referred to below.

     WHEREAS, pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2005, by and among the Depositor, the Sellers, the Servicer, the Interim Servicer and the Trustee, the Sellers wish to convey the Subsequent Mortgage Loans (as defined below) to the Depositor, the Depositor wishes to convey the Subsequent Mortgage Loans to the Trustee, and the Trustee, on behalf of the Trust, wishes to acquire the same for the benefit of the Certificateholders; and

     WHEREAS, the Seller shall timely deliver to the Trustee and Depositor a duly executed Subsequent Transfer Agreement related to such conveyance as required by Section 2.8 of the Pooling and Servicing Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

     Section I. Subsequent Mortgage Loans. For purposes of this Agreement:

(i)	“Subsequent Mortgage Loans” shall mean, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule A-1 and Schedule A-2, corresponding to the Subsequent Mortgage Loans conveyed by NLC Finance II and First NLC, respectively.

(ii)	“Subsequent Sale Date” and “Subsequent Cut-off Date” shall be June 30, 2005.

     Section II. Subsequent Mortgage Loan Schedule. The Subsequent Mortgage Loan Schedule attached hereto, comprising both Schedule A-1 and Schedule A-2, is a supplement to the Mortgage Loan Schedule attached as Schedule I to the Pooling and Servicing Agreement. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Agreement on the Subsequent Sale Date.

     Section III. Transfer of Subsequent Mortgage Loans. As of the related Cut-off Date, subject to and upon the terms and conditions set forth in Articles II and III of the Pooling and Servicing Agreement and as set forth in this Agreement, each of NLC Finance II and First NLC hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Depositor without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement, all the right, title and interest of NLC Finance II and First NLC, in and to the (i)

Subsequent Mortgage Loans listed on Schedule A-1 with respect to NLC Finance II and on Schedule A-2 with respect to First NLC, including the related Scheduled Principal Balance as of the Subsequent Cut-off Date after giving effect to payments of principal due on or before the Subsequent Cut-off Date; (ii) all collections in respect of interest and principal received after the Subsequent Cut-off Date (other than principal and interest due on or before such Subsequent Cut-off Date); (iii) property which secured a Subsequent Mortgage Loan and which is acquired by foreclosure or in lieu of foreclosure; (iv) interest of NLC Finance II and First NLC in any insurance policies in respect of the Subsequent Mortgage Loans; (v) all cash instruments and other property held or required to be deposited in the Capitalized Interest Account as required by Section 7.12 of the Pooling and Servicing Agreement; and (v) all proceeds of any of the foregoing; and the Depositor hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys all of the foregoing to the Trustee without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement.

Section IV. Representations and Warranties.

     (a) Each of the Sellers and the Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that the representations and warranties made by it in Sections 3.1, 3.2, 3.3 and 3.6, as applicable, of the Pooling and Servicing Agreement are true and correct with respect to NLC Finance II, First NLC and the Depositor and the Subsequent Mortgage Loans as of the Subsequent Transfer Date.

     (b) Each of the Sellers hereby represents and warrants that (i) the aggregate of the Scheduled Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trustee pursuant to this Agreement as of the Subsequent Cut-off Date is $85,863,665, and (ii) the conditions precedent for the transfer of Subsequent Mortgage Loans as set forth in Section 2.8 of the Pooling and Servicing Agreement have been satisfied as of the Subsequent Sale Date.

     (c) Each of the Sellers hereby represents and warrants that all principal collected and interest collected to the extent accrued and due after the Subsequent Cut-off Date has been delivered to the Trustee for deposit in the Payment Account as required under Section 2.8 of the Pooling and Servicing Agreement

     (d) Each of the Sellers and the Depositor hereby represents and warrants that it is not (i) insolvent and will not be rendered insolvent by the transfer of the Subsequent Mortgage Loans pursuant to this Agreement, or (ii) aware of any pending insolvency.

     (e) Each of the Sellers hereby represents and warrants that the addition of Subsequent Mortgage Loans into the Trust will not result in a material adverse tax consequence to any Certificateholder.

     (f) Each of the Sellers hereby represents and warrants that the Pre-Funding Period has not terminated.

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     (g) Each of the Sellers hereby represents and warrants that the aggregate Scheduled Principal Balance of the Subsequent Mortgage Loans does not exceed the amount on deposit in the Pre-Funding Account as of the Closing Date as required under Section 2.8 of the Pooling and Servicing Agreement.

     Section V. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.

     Section VI. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section VII. Conflicts. In the event of any conflict between the provisions of this Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.

     Section VIII. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

FBR SECURITIZATION, INC., as Depositor

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Vice President

FIRST NLC FINANCIAL SERVICES, LLC, as
Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Executive Vice President

NLC FINANCE II, LLC, as Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Executive Vice President — Capital Markets

LITTON LOAN SERVICING LP, as Servicer

By:	/s/ Janice McClure

Name:	Janice McClure
Title:	Senior Vice President

[Subsequent Transfer Agreement]

OCWEN FEDERAL BANK FSB, as Interim
Servicer

By:	/s/ Richard Delgado

Name:	Richard Delgado
Title:	Senior Vice President

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION,	as Trustee

By:	/s/ Thomas Venusti

Name:	Thomas Venusti
Title:	Assistant Vice President

[Subsequent Transfer Agreement]

Schedule A-1

NLC FINANCE II, LLC

Subsequent Mortgage Loans

[Subsequent Transfer Agreement — Schedule A-1]

Schedule A-2

FIRST NLC FINANCIAL SERVICES, LLC

Subsequent Mortgage Loans

[Subsequent Transfer Agreement — Schedule A-2]